Exhibit 23.2


                      Consent of PricewaterhouseCoopers LLP

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-47101, 333-56615, 333-56675) of U.S.
Industries, Inc. of our report dated November 14, 1997 appearing on page 24 of the U.S Industries, Inc. Annual Report on Form 10-K for the year ended September 30, 1998



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Florham Park, New Jersey
December 11, 1998












NYFS11...:\95\78595\0001\2041\EXHD148S.320